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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Employee Share Purchase Plan (US), the Royal Dutch Stock Option Plan for Employees of Shell Solar Employment Services Inc. and the Global Employee Share Purchase Plan (U.S.- Solar).

NOW, THEREFORE, I, in my capacity as President and Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.


IN WITNESS WHEREOF, I have executed this instrument this 13th day of December, 2002


                                                   /s/ J. van der Veer
                                           -------------------------------------
                                                     J. van der Veer



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                                POWER OF ATTORNEY


WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Employee Share Purchase Plan (US), the Royal Dutch Stock Option Plan for Employees of Shell Solar Employment Services Inc. and the Global Employee Share Purchase Plan (U.S.- Solar).

Now, therefore, I, in my capacity as Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

In witness whereof, I have executed this instrument this 16th day of December, 2002


                                                    /s/ W. van de Vijver
                                                --------------------------------
                                                        W. van de Vijver

                                POWER OF ATTORNEY


WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Employee Share Purchase Plan (US), the Royal Dutch Stock Option Plan for Employees of Shell Solar Employment Services Inc. and the Global Employee Share Purchase Plan (U.S.- Solar).

NOW, THEREFORE, I, in my capacity as Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

In witness whereof, I have executed this instrument this 13th day of December, 2002




                                                      /s/ M.A. Brinded
                                                --------------------------------
                                                          M.A. Brinded